UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8 K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                 April 17, 2005

                              Datameg Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                           333-107715      13-3134389
       (Commission File Number)        (IRS Employer Identification No.)

                     9 West Broadway, Boston MA      02127
           (Address of Principal Executive Offices)        (Zip Code)

                                 (413) 642 0160
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	[]	Written communications pursuant to Rule 425 under the Securities
	        Act (17 CFR 230.425)

	[]	Soliciting material pursuant to Rule 14a-12 under the Exchange
	        Act (17 CFR 240.14a-12)

	[]	Pre-commencement communications pursuant to Rule 14d-2(b) under
	        the Exchange Act (17 CFR 240.14d-2(b))

	[]	Pre-commencement communications pursuant to Rule 13e-4(c) under
	        the Exchange Act (17 CFR 240.13e-4(c))
==============================================================================

Item 1.01 Entry into a Material Definitive Agreement

As of April 17, 2005, the Company's predecessor, Datameg Corp., a New York corporation ("Datameg NY"), entered into an Option Agreement with Mark McGrath whereby Datameg NY granted to Mr. McGrath options to acquire up to 5,000,000 shares of the Company's common stock at an exercise price of $0.17 per share, such options to expire on April 17, 2010. Also on April 17, 2005, Datameg NY entered into an Option Agreement with Andrew Benson whereby Datameg NY granted to Mr. Benson options to acquire up to 10,000,000 shares of the Company's common stock at an exercise price of $0.17 per share, such options to expire on April 17, 2010.

On April 27, 2005, Datameg NY entered into a Mutual General Release with Andrew Benson whereby each of the Company and Mr. Benson agreed to unconditionally and completely release and discharge the other party (and his or its respective past, present, and future employees, officers, directors, agents, attorneys, representatives, affiliates, predecessors, heirs, successors and assigns) of and from all debts, actions, causes of action, agreements, obligations and liabilities.

On April 27, 2005, the Company entered into an Agreement and Plan of Merger with Datameg NY setting forth the terms of the Company's reincorporation from New York to Delaware.

As of May 1, 2005, the Company entered into a Consulting Agreement with Mr. Benson under which Mr. Benson will furnish consulting and general business advisory services relating to the operation of the business of the Company, its subsidiaries and affiliates.

For a further description of these transactions, see Item 8.01 below.

Item 3.02 Unregistered Sales of Equity Securities

From January 1, 2005 to April 30, 2005, we issued or committed to issue unregistered equity securities:

(1)  as equity compensation, as shown in the first table below,

(2) upon conversion of convertible notes that we previously issued, as shown in the second table below,

(3) as stock options and warrants to employees and consultants, as shown in the third table below, and

(4)  for working capital purposes, as shown in the last table below.

We issued these unregistered securities in reliance on Section 4(2) of the Securities Act of 1933, as amended.

Issuances of Common Stock as Equity Compensation

From January 1, 2005 to April 30, 2005, we issued or have committed to issue the following shares of our common stock as equity compensation. Non-cash consideration is computed using the closing price of the Company's common stock on the date of issuance, grant date, or date earned, as applicable, discounted by 15% to reflect that the underlying shares are unregistered and therefore not freely tradeable.


             Employee
Date of         or	   Number of     Type of           Cash          Non-Cash
Issuance     Consultant    Securities    Securities    Consideration    Consideration
-------------------------------------------------------------------------------------
1/11/05	   Rex Hester 	   5,000,000	Common Stock	  N/A	        $368,900
1/11/05	   Rex Hester	   1,750,000 	Common Stock	  N/A	        $315,000
2/3/05	   Mark McGrath	   1,000,000	Common Stock	  N/A	         $55,250
3/15/05	   Richard Adam	     160,000	Common Stock	  N/A	         $18,088
3/15/05	   Carl Mottayaw     160,000	Common Stock	  N/A	         $18,088
3/15/05	   Richard VanSchaik 160,000	Common Stock	  N/A	         $18,088
3/22/05	   Frank Noser (1)   100,000	Common Stock	$1,000	           N/A
3/22/05	   Kanti Purohit     350,000	Common Stock	  N/A    	$ 35,700
------------------------------------------------------------------------------------
TOTAL			   8,680,000	 	 	$ 1,000	        $829,114
====================================================================================

(1) Issued upon exercise of a stock option held by Mr. Noser. The exercise price for the option held by Mr. Noser was $0.01 per share.


Issuances of Common Stock Upon Conversion of Convertible Notes

From January 1, 2005 to April 30, 2005, we issued the following shares of our common stock upon conversion of convertible notes that we previously issued.


                                                                                Exercise
             Employee                                                           Price per
Date of         or	     Number of     Type of                 Cash         Share (if
Issuance     Consultant      Securities    Securities         Consideration    applicable)
---------------------------------------------------------------------------------------
1/25/05	   Mark McGrath       1,000,000	 	Common Stock	$  20,000	$0.02
1/25/05	   Mark McComiskey	120,000	 	Common Stock	$   6,000	$0.05
1/25/05	   Tony Snider	 	500,000	 	Common Stock	$  25,000	$0.05
1/25/05	   David Watts	 	250,000	 	Common Stock	$  12,500	$0.05
1/25/05	   James Ciaccio	130,000		Common Stock	$   6,500	$0.05
1/25/05	   John Hurley		250,000		Common Stock	$  12,500	$0.05
1/25/05	   Jeff Oakenfull	250,000		Common Stock	$  12,500	$0.05
1/25/05	   John Boniface      1,818,182		Common Stock	$  60,000	$0.033
1/25/05	   Joseph White		378,788		Common Stock	$  12,500	$0.033
1/25/05	   Mark McGrath		400,000		Common Stock	$  20,000	$0.05
1/25/05    John Dennis		200,000 	Common Stock	$  10,000	$0.05
1/25/05	   Michael O'Keefe      378,788		Common Stock	$  12,500	$0.033
1/25/05	   John O'Connell	378,788		Common Stock	$  12,500	$0.033
1/25/05	   Peter Pometti	378,788		Common Stock	$  12,500	$0.033
1/25/05	   Bonnie Walsh		757,576		Common Stock	$  25,000	$0.033
1/25/05	   David Coon		30,303		Common Stock	$   1,000	$0.033
1/25/05	   Mike Dunham	      1,000,000		Common Stock	$  50,000	$0.05
1/25/05	   Larry Horgan, III	416,667		Common Stock	$  12,500	$0.03
1/25/05	   William Clark      1,000,000		Common Stock	$  20,000	$0.02
1/25/05	   William Kelly	750,000		Common Stock	$  15,000	$0.02
1/25/05	   Arthur Murphy	100,000		Common Stock	$   2,000	$0.02
1/25/05	   Harry Martin, Jr	214,286		Common Stock	$  15,000	$0.07
1/25/05	   John Boniface      2,000,000		Common Stock	$ 100,000	$0.05
1/25/05	   Patrick Lyons	114,286		Common Stock	$   8,000	$0.07
1/25/05	   Arthur Murphy	400,000		Common Stock	$  20,000	$0.05
1/25/05	   James Anderson	 16,667		Common Stock	$   2,000	$0.12
1/25/05	   Margaret Kelleher	 20,833		Common Stock	$   2,500	$0.12
1/25/05	   Peter Frey		 50,000		Common Stock	$   6,000	$0.12
1/25/05	   Joseph White		225,000		Common Stock	$  22,500	$0.10
1/25/05	   Michael Conville	250,000		Common Stock	$  25,000	$0.10
1/25/05	   Wendy Bicknell	714,286		Common Stock	$  50,000	$0.07
1/25/05	   Jane Gibbons	      1,538,462		Common Stock	$ 100,000	$0.065
1/25/05	   Nancy Fleming	125,000		Common Stock	$  10,000	$0.08
1/25/05	   Robert Fleming        40,000		Common Stock	$   2,000	$0.05
1/25/05	   John Boniface	400,000		Common Stock	$  20,000	$0.05
1/25/05	   Rich Henderson	400,000		Common Stock	$  12,000	$0.03
1/25/05	   William McAuliffe	150,000		Common Stock	$   5,000	$0.03
1/25/05	   John O'Connell	333,333		Common Stock	$  10,000	$0.03
1/25/05	   Clifford Willy, Jr.1,000,000		Common Stock	$  30,000	$0.03
1/25/05	   Richard Baumgartner	250,000		Common Stock	$   7,500	$0.03
1/25/05	   Alan Cochran		300,000		Common Stock	$  15,000	$0.05
1/25/05	   J. Paul Thornton	500,000		Common Stock	$  25,000	$0.05
2/7/05	   Anita Cohen		250,000		Common Stock	$  12,500	$0.05
2/7/05	   Richard Salter	250,000		Common Stock	$  12,500	$0.05
2/7/05	   Jody Lombardo	500,000		Common Stock	$  25,000	$0.05
2/7/05	   Robert Carter	  8,500		Common Stock	$   1,020	$0.12
2/7/05	   Jane Gibbons	      1,250,000		Common Stock	$ 100,000	$0.08
2/7/05	   Thad Daber		 30,000		Common Stock	$   3,000	$0.10
2/7/05	   Raymond Imperial	150,000		Common Stock	$  15,000	$0.10


2/7/05	   Steven Sundman	100,000		Common Stock	$  12,000	$0.12
3/7/05	   Leonard Tocci	200,000		Common Stock	$  10,000	$0.05
3/16/05	   Keith Bennett	200,000		Common Stock	$  10,000	$0.05
3/16/05	   James Currie		400,000		Common Stock	$  20,000	$0.05
3/16/05	   James Currie		800,000		Common Stock	$  40,000	$0.05
3/16/05	   James Currie	      1,200,000		Common Stock	$  60,000	$0.05
3/16/05	   Lavell Lemaster	25,000		Common Stock	$   1,250	$0.05
3/16/05	   Gary Rogers		25,000		Common Stock	$   1,250	$0.05
3/16/05	   Jeff Sawyer		25,000		Common Stock	$   1,250	$0.05
3/16/05	   Shannon Sawyer	25,000		Common Stock	$   1,250	$0.05
3/16/05	   Karah Sims		25,000		Common Stock	$   1,250	$0.05
3/16/05	   Kevin Sims	       500,000		Common Stock	$  25,000	$0.05
3/16/05	   Richey Sims		25,000		Common Stock	$   1,250	$0.05
3/16/05	   Sandra Sims	       150,000		Common Stock	$   8,750       $0.05
3/16/05	   Timothy Sims		25,000		Common Stock	$   1,250       $0.05
3/16/05	   Josh Rogers	       400,000		Common Stock	$  20,000	$0.05
3/16/05	   Hayden Faith Sims   100,000		Common Stock	$   5,000	$0.05
3/16/05	   Kelsey Grace Sims   100,000		Common Stock	$   5,000	$0.05
3/16/05	   Sandra Sims	       100,000		Common Stock	$   5,000	$0.05
3/16/05	   Jane Walker		50,000		Common Stock	$   2,500	$0.05
3/16/05	   Rebecca Killibrew	50,000		Common Stock	$   2,500	$0.05
3/16/05	   Larry McMullins     300,000		Common Stock	$  15,000	$0.05
3/16/05	   Jerry Reinhardt     100,000		Common Stock	$   5,000	$0.05
3/16/05    Leonard Tocci       200,000          Common Stock    $  10,000       $0.05
3/28/05	   Deryl Bryant	       400,000		Common Stock	$  20,000	$0.05
3/28/05	   Scott Hill	       400,000		Common Stock	$  20,000	$0.05
3/28/05	   David Storm	     1,200,000		Common Stock	$  60,000	$0.05
3/28/05	   Al Henderson	       500,000		Common Stock	$  25,000	$0.05
3/28/05	   Wanda Bond	       360,000		Common Stock	$  18,000	$0.05
3/28/05	   Gerald Reinhardt    100,000		Common Stock	$   5,000	$0.05
3/28/05	   John Wisinger       300,000		Common Stock	$  15,000	$0.05
3/28/05	   Luke Allen	       200,000		Common Stock	$  10,000	$0.05
3/28/05	   James Currie	       740,000		Common Stock	$  37,000	$0.05
---------------------------------------------------------------------------------------
TOTAL			     8,050,000	 		       $1,491,520
                            ===========                        ===========

Common stock options and warrants to employees and consultants

From January 1, 2005 to April 30, 2005, we granted the following stock options and warrants for our common stock to employees and consultants.


Date of Stock       Name of Employee (E)     Number of Stock     Vesting   Expiration   Strike Price
Option Grant	    or Consultant (C)        Options Granted	 Date        Date	 per Share
----------------------------------------------------------------------------------------------------
1/28/05	           James Currie (C) 	      2,500,000	      Immediately  1/27/2008	$0.10
4/17/05	           Andrew Benson (E)	     10,000,000	      Immediately  4/17/2010	$0.17
4/17/05	           James Murphy (C)	      2,500,000	      Immediately  4/17/2010	$0.17
4/17/05	           Mark McGrath (C)	      5,000,000	      Immediately  4/17/2010	$0.17
		                           ================
		                             20,000,000


Issuances of Convertible Notes and Related Detachable Warrants

From January 1, 2005 to April 30, 2005, we issued or committed to issue the following convertible notes and related detachable warrants for shares of our common stock. The conversion price for each of the convertible notes was $0.05 per share and the exercise price for each of the warrants is $0.10 per share.


Date                            Amount       Conversion Date (1)     Number
of             Name               of               or                  of        Number      Warrant
Convertible     of             Convertible   Automatic Conversion  Convertible     of      Expiration
Note          Investor           Note            Date (2)            Shares     Warrants     Date
----------------------------------------------------------------------------------------------------
1/20/2005    Keith Bennett	$  10,000	3/16/05 (1)	      200,000	100,000	  1/24/2007
1/27/2005    Larry McMullins	$  15,000	3/16/05 (1)	      300,000	150,000	  1/28/2007
1/27/2005    Kevin Sims   	$  25,000	3/16/05 (1)	      500,000	250,000	  1/28/2007
1/27/2005    James Currie	$  40,000	3/16/05 (1)	      800,000	400,000	  1/28/2007
2/8/2005     James Currie	$  20,000	3/16/05 (1)	      400,000	200,000	   2/8/2007
2/8/2005     Lavell Lemaster	$   1,250	3/16/05 (1)	       25,000	 12,500	   2/8/2007
2/8/2005     Gary Rogers	$   1,250	3/16/05 (1)	       25,000	 12,500	   2/8/2007
2/8/2005     Jeff Sawyer	$   1,250	3/16/05 (1)	       25,000	 12,500	   2/8/2007
2/8/2005     Shannon Sawyer	$   1,250	3/16/05 (1)	       25,000	 12,500	   2/8/2007
2/8/2005     Karah Sims	        $  25,000	3/16/05 (1)	       25,000	 12,500	   2/8/2007
2/8/2005     Richey Sims	$   1,250      	3/16/05 (1)	       25,000  	 12,500	   2/8/2007
2/8/2005     Sandra Sims	$   8,750	3/16/05 (1)	      150,000	 75,000	   2/8/2007
2/8/2005     Timothy Sims	$  20,000	3/16/05 (1)	       25,000	 12,500	   2/8/2007
2/17/2005    James Currie	$  60,000	3/16/05 (1)	    1,200,000	600,000	  2/27/2007
3/1/2005     Rebecca Killibrew  $   2,500	3/16/05 (1)	       50,000	 25,000	   3/1/2007
3/1/2005     Jane Walker	$   2,500	3/16/05 (1)	       50,000	 25,000	   3/1/2007
3/1/2005     Sandra Sims	$   5,000	3/16/05 (1)	      100,000	 50,000	   3/1/2007
3/1/2005     Kelsey Grace Sims	$   5,000	3/16/05 (1)	      100,000	 50,000	   3/1/2007
3/1/2005     Hayden Faith Sims	$   5,000	3/16/05 (1)	      100,000	 50,000    3/1/2007
3/1/2005     Jerry Reinhardt	$   5,000	3/16/05 (1)	      100,000	 50,000	  3/11/2007
3/1/2005     Tom Fitzgerald	$   5,000	3/16/05 (1)	      100,000	 25,000	  3/11/2007
3/9/2005     Troy Wolf	        $  10,000	5/15/05 (2)	      200,000	 50,000	  3/11/2007
3/9/2005     Chris Ellis	$   8,000	5/15/05 (2)	      160,000	 40,000   3/11/2007
3/9/2005     Anthony Snider	$   5,000	5/15/05 (2)	      100,000	 25,000	  3/11/2007
3/9/2005     Ronald Grubbs, Jr.	$  10,000	5/15/05 (2)	      200,000	 50,000	  3/11/2007
3/9/2005     Mark McComiskey	$  10,000	5/15/05 (2)	      200,000	 50,000	  3/11/2007
3/9/2005     James Ciaccio	$  10,000	5/15/05 (2)	      200,000	 50,000	  3/11/2007
3/9/2005     Suzanne Salter	$   5,000	5/15/05 (2)	      100,000	 25,000   3/11/2007
3/9/2005     Wanda Bond	        $  18,000	3/28/05 (1)	      360,000	180,000    3/9/2007
3/9/2005     James Currie	$  37,000	3/28/05 (1)	      740,000	370,000	   3/9/2007
3/10/2005    Josh Rogers	$  20,000	3/28/05 (1)	      400,000	200,000	  3/11/2007
3/10/2005    G. Scott Hill	$  20,000	3/28/05 (1)	      400,000	200,000	  3/11/2007
3/11/2005    John Wisinger	$  15,000	3/28/05 (1)	      300,000	150,000	  3/11/2007
3/11/2005    Al Henderson	$  25,000	3/28/05 (1)	      500,000	250,000	  3/11/2007
3/11/2005    Luke Allen	        $  10,000	3/28/05 (1)	      200,000	100,000	  3/11/2007
3/11/2005    David Storm	$  60,000	3/28/05 (1)	    1,200,000	600,000	  3/11/2007
3/11/2005    Gerald Reinhardt	$   5,000	3/28/05 (1)	      100,000	 50,000   3/11/2007
3/11/2005    Deryl Bryant	$  20,000	3/28/05 (1)	      400,000	200,000   3/11/2007
3/16/2005    Leonard Tocci	$  10,000	3/16/05(1)	      200,000	100,000	  3/11/2007
3/9/2005     Kenneth Cohen	$   5,000	5/15/05 (2)	      100,000	 25,000	  3/11/2007
3/30/2005    William Kelly	$   5,000	5/15/05 (2)	      100,000	 50,000	  3/11/2007
4/9/2005     Kevin Sims  	$   5,500	4/15/05 (2)	      110,000	 55,000	  4/15/2007
4/9/2005     Keith Bennett	$  10,000	4/15/05 (2)	      200,000	100,000	  4/15/2007
4/9/2005     Paul Walker	$   2,500	4/15/05 (2)	       50,000	 25,000	  4/15/2007
4/9/2005     Jeremy Sawyer	$   2,000	4/15/05 (2)	       40,000	 20,000	  4/15/2007
4/15/2005    Leonard Tocci      $  25,000       5/15/05 (2)           500,000   250,000   4/15/2007
-----------------------------------------------------------------------------------------------------
		                $ 613,000		           11,385,000 5,352,500
                                =========                          ========== =========

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 27, 2005, Mark P. McGrath joined the Company's Board of Directors, and became the Company's Chairman, Chief Executive Officer and President. Mr. McGrath, 41, has a wide range of business experience and joined Datameg as an advisor in July 2004. Mr. McGrath has served as an advisor and consultant to several private companies and is a Board Member of three non-profit organizations in the greater Boston area. An attorney in private practice since 1992, he has been primarily engaged in government relations work and as a federal lobbyist. Mr. McGrath is a graduate of the University of Massachusetts at Amherst, has a graduate degree from Harvard University, and earned his law degree from Northeastern University.

The terms of Mr. McGrath's employment arrangements are subject to final documentation and are expected to consist of a market rate base salary, customary company paid health insurance benefits and a potential future performance bonus to be determined by the Company's Board after considering the performance of the Company during the balance of 2005 and the first half of 2006. The proposed employment arrangements are at will.

On April 29, 2005, the Company accepted the resignation of Andrew Benson from the Company's Board of Directors. Although Mr. Benson was an officer of Datameg NY prior to the reincorporation, he was never an officer of the Company.

For a further description of these transactions, see Item 8.01 below.

Item 8.01 Other Events

On April 27, 2005, the Company issued a press release announcing: (1) that the Company had completed its reincorporation from New York to Delaware, (2) that Mark P. McGrath has joined the Company's Board of Directors, and has become the Company's Chairman, Chief Executive Officer and President, and (3) that Andrew Benson resigned from the Company's Board of Directors. A copy of the press release announcing the foregoing is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 - Financial Statements and Exhibits

Exhibit 2.1 -	Agreement and Plan of Merger between Datameg Corp., a New York
		corporation, and Datameg Corporation, a Delaware corporation dated April 27, 2005.

Exhibit 3.1 -	Certificate of Incorporation of Datameg Corporation, a Delaware
		corporation, dated April 27, 2005.

Exhibit 3.2 -	Bylaws of Datameg Corporation, a Delaware corporation, effective
		as of April 27, 2005.

Exhibit 10.1 -	Option Agreement between Datameg Corp., a New York corporation,
		and Mark McGrath dated as of April 17, 2005.

Exhibit 10.2 -	Option Agreement between Datameg Corp., a New York corporation,
		and Andrew Benson dated April 17, 2005.

Exhibit 10.3 -	Consulting Agreement between Datameg Corporation, a Delaware
		corporation, and Andrew Benson dated as of May 1, 2005.

Exhibit 10.4 -	Resignation by Andrew Benson from directorship of Datameg
		Corporation, a Delaware corporation, dated April 29, 2005.

Exhibit 10.5 -	Mutual General Release between Andrew Benson and Datameg Corp.,
		a New York corporation.

Exhibit 99.01 -	Press Release dated April 27, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datameg Corporation

	By:/s/ Mark P. McGrath
          ----------------------
	       Mark P. McGrath,
	       Chairman

Date:  May 3, 2005